Exhibit n(2)

FORM OF

SCHEDULE I, DATED ________, TO MULTIPLE CLASS OF SHARES PLAN

FOR VIP FUNDS, DATED __________.

Variable Insurance Products Fund

FUND/CLASS	SALES CHARGE	12B-1 FEE AS A PERCENTAGE OF AVERAGE NET ASSETS
Value Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Money Market Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
High Income Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Equity-Income Portfolio:
Service Class	none	0.10
Initial Class	none	none
Service Class 2	none	0.25
Growth Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Overseas Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25

Variable Insurance Products Fund II

FUND/CLASS	SALES CHARGE	12B-1 FEE AS A PERCENTAGE OF AVERAGE NET ASSETS
Investment Grade Bond Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Asset Manager Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Asset Manager: Growth Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25

Variable Insurance Products Fund III

FUND/CLASS	SALES CHARGE	12B-1 FEE AS A PERCENTAGE OF AVERAGE NET ASSETS
Index 500 Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Contrafund Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Balanced Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Growth & Income Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Growth Opportunities Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Mid Cap Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Dynamic Capital Appreciation Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25
Aggressive Growth Portfolio:
Initial Class	none	none
Service Class	none	0.10
Service Class 2	none	0.25